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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 17, 2006

                                PPT VISION, INC.
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             (Exact name of Registrant as specified in its charter)

                 Minnesota              0-11518            41-1413345
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     (State or other jurisdiction     (Commission       (I.R.S. Employer
           of incorporation)          File Number)     Identification No.)

                 12988 Valley View Road
                 Eden Prairie, Minnesota                       55344
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        (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (952) 996-9500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Items 1, 4-8 are not applicable and therefore omitted.

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Pursuant to Item 2.02 of Form 8-K, Disclosure of Results of Operations and Financial Condition, PPT VISION, Inc. hereby furnishes a press release, issued on February 21, 2006 disclosing material non-public information regarding its results of operations for the quarter ended January 31, 2006.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

         On February 17, 2006, PPT Vision, Inc. issued 800,000 shares of its common stock at a price of $.50 per share to P.R. Peterson, a director of the Company. Mr. Peterson purchased the share through the P.R. Peterson Keogh Plan. The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933. The Company intends to use the proceeds for working capital.

         As a result of the issuance, Mr. Peterson's ownership, including shares held by ESI Investment Co. and the P.R. Peterson Keogh Plan; and the shares increased from 1,219,456 share to 2,019,456 shares. PPT Vision, Inc. has 3,798,747 shares outstanding after issuance of the shares.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as Exhibits to this Report:

Exhibit No.   Description of Exhibit
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(d)

99.1              Press release issued February 21, 2006

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PPT VISION, INC.

                                            By /s/ Joseph C. Christenson
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                                               Joseph C. Christenson, President
                                               Chief Executive Officer and Chief
                                               Financial Officer

Dated: February 21, 2006